Exhibit 32.1

                          CERTIFICATION
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                       UNITED STATES CODE)

          Pursuant  to Section 906 of the Sarbanes-Oxley  Act  of
2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Print Data Corp. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

           (1)   The  10-QSB  Report  fully  complies  with   the
requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

          (2)  The  information contained in  the  10-QSB  Report
fairly   presents,  in  all  material  respects,  the   financial
condition and results of operations of the Company.

Dated:  August 8, 2003



                                    /s/  Jeffrey I. Green
                                    -----------------------------
                                    Jeffrey I. Green, President,
                                    Treasurer
                                    Print Data Corp.